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                                                                 EXHIBIT 10.7(a)



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAS BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THIS NOTE.

                             COMPRESSENT CORPORATION


September 12, 1997                                            New York, New York
No.: N-Grant~                                                           $Amount~

                  10% CONVERTIBLE SUBORDINATED PROMISSORY NOTE

               Compressent Corporation, a Florida corporation (the "Company"), for value received, hereby promises to pay to Name~ or registered assigns (the "Holder"), on September 12, 2002 (the "Maturity Date"), at the principal offices of the Company, the principal sum of Dollars~ ($Amount~ ) Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal sum hereof at the rate of ten percent (10%) per annum (the "Note"). Accrued interest shall be payable semi-annually on June 15 and December 15 of each year, commencing December 15, 1997 in like coin or currency to the Holder hereof at the registered address of the Holder, provided that any payment otherwise due on a Saturday, Sunday or legal Bank holiday may be paid on the following business day. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the holder as security for the repayment of the principal amount hereof and shall otherwise be waived. This Note is one of a series of Notes in the aggregate principal amount of up to $3,000,000 (collectively, the "Notes"), sold through Rickel & Associates, Inc. (the "Placement Agent").

               1.      TRANSFERS OF NOTE TO COMPLY WITH THE 1933 ACT


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               The Holder agrees that this Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (1) to a person whom the Note may legally be transferred without registration and without delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (2) in connection with an effective registration statement to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

               2. CONVERSION This Note, together with accrued but unpaid interest, is convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), at the option of the Holder at any time after the last original issue date of the Notes and prior to the close of business on the Maturity Date. The Holder shall deliver this Note, together with the completed Conversion Notice attached hereto, to the Company at its principal address. The number of shares of Common Stock issuable to the Holder upon conversion shall be equal to the principal amount of this Note (together with accrued, but unpaid interest), divided by the lower of (i) $10.00 or (ii) the closing high bid price of the Common Stock on the day before the conversion date (the "Conversion Rate"); provided, that in no event shall the Conversion Rate be less than $7.00 (as such amounts may be adjusted from time to time to take into account stock splits, stock dividends, consolidations, recapitalization or similar transactions from time to time). Within three days after receipt by the Company of the Holder's Conversion Notice, the Company shall deliver a stock certificate representing the Common Stock to the Holder at the Holder's registered address.

               3.       REDEMPTION

               A. This Note is redeemable at the option of the Company, in whole or in part, at any time commencing on or after August 30, 1999, for the face value hereof plus accrued interest to the redemption date, provided that the average closing high bid price of the Common Stock for the 30 trading days prior to the date of the notice equals or exceeds 200% of the Conversion Rate on the date of the notice. Redemption shall be effected by delivery of a written notice to the Holder at the Holder's registered address, which notice shall include the effective date of the redemption which date shall not be less than 15 nor more than 20 days after the delivery date of the notice (the "Redemption Notice Period"). The Holder's right to convert the principal amount of this Note as set forth in section 2 hereof shall continue until 5:00pm on the day prior to the date of redemption. Upon any redemption of principal, all accrued, but unpaid, interest shall be paid to the Holder on the date of redemption.

               B. Upon a Change of Control (as hereinafter defined), the Holder may require the Company to redeem all or part of this Note at the face value of


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the portion requested to be redeemed, plus accrued interest to the redemption date. The Holder shall give written notice to the Company at its principal address stating the request for redemption. The Company shall pay the redemption price by delivery of a check to the Holder at its registered address within ten days of the date of the Holder's redemption notice. A "Change of Control" shall occur if at any time (x) there occurs any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation) or any other corporate reorganization or transaction or series of related transactions, in which in each such case in excess of 50% of the Company's voting power is transferred (y) in excess of 50% of the Company's Board of Directors consists of directors not nominated by the prior Board of Directors of the Company, or (z) any person (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), together with its affiliates and associates (as such terms are defined in Rule 405 under the 1933 Act, beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power. The Company shall notify the Holder of any Change of Control by written notice within five days after the occurrence of any such event.

               4.     COVENANTS OF COMPANY

                      The Company covenants and agrees that, so long as any principal of, or interest on, this Note shall remain unpaid, unless the holders of a majority of the outstanding principal amount of the Notes shall otherwise consent in writing, it will comply with the following terms:


               (a) REPORTING REQUIREMENTS. The Company will furnish to the
               Holder:

               (i) as soon as possible, and in any event within five (5) days after obtaining knowledge of the occurrence of (A) an "Event of Default," as hereinafter defined, (B) an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, or (C) a material adverse change in the business, earnings, liquidity, financial condition or operations of the Company, taken as whole (a "Material Adverse Effect"), the written statement of the Chief Executive Officer or the Chief Financial Officer of the Company, setting forth the details of such Event of Default, event or Material Adverse Effect and the action which the Company proposes to take with respect thereto;

               (ii) promptly after the sending or filing thereof, copies of all financial statements, reports, certificates of its Chief Executive Officer, Chief Financial Officer or accountants and other information which the Company or any subsidiary sends to any holders (other than the Note) of its securities;

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               (iii) promptly after the commencement thereof, notice of each action, suit or proceeding before any court or other governmental authority or other regulatory body or any arbitrator as to which there is a reasonable possibility of a determination that would (A) materially impact the ability of the Company or any subsidiary to conduct its business, (B) have a Material Adverse Effect on the Company, or (C) impair the validity or enforceability of the Note or the ability of the Company to perform its obligations under the Note;

               (b) COMPLIANCE WITH LAWS. The Company will comply, in all material respects with all applicable laws, rules, regulations and orders, except to the extent that noncompliance would not have a Material Adverse Effect on the Company.

               (c) PRESERVATION OF EXISTENCE. The Company will maintain and preserve, and cause each subsidiary, if any, to maintain and preserve, its existence, and become or remain duly qualified and in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on the Company.

               (d) MAINTENANCE OF PROPERTIES. The Company will maintain and preserve, all of its properties which are necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any forfeiture or material loss thereof or thereunder except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the business, properties and operations of the Company. The Company will not dispose of any assets, rights, properties, claims, contracts and business as a going concern, including inventory, goodwill, customer lists, trademarks and trade names, franchises, customer purchase orders, telephone numbers, fixed assets, furniture or fixtures, except in the ordinary course of its business at prices and terms consistent with the Company's past practices.

               (e) MAINTENANCE OF INSURANCE. The Company will maintain, with responsible and reputable insurers, insurance with respect to its properties and business, in such amounts and covering such risks, as is carried generally in accordance with sound business practice by companies in similar businesses in the same localities in which the Company is situated.

               (f) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company will keep adequate records and books of account, with complete entries made in accordance with generally accepted accounting principles, reflecting all of its financial and other business transactions.

               (g) REGISTRATION OF COMMON STOCK. The Common Stock issuable upon conversion of this Note shall be registered for resale in accordance with the terms and conditions of the registration rights agreement between the Company and the


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Holder, dated as of the date hereof (the "Registration Rights Agreement"). In the event a registration statement is not filed under the 1933 Act by February 28, 1998, interest shall accrue on this Note at the rate of 18% per annum until such time as an appropriate registration statement is filed and declared effective by the Securities and Exchange Commission.

               5.      EVENTS OF DEFAULT AND REMEDIES

                (a) Any one or more of the following events which shall have occurred and be continuing shall constitute an event of default ("Event of Default"):

                      (i) Default in the due and punctual payment of any installment of interest upon this Note or upon any of the Notes, as and when the same shall become due, and such default shall have continued for a period of five (5) business days; or

                      (ii) Default in the due and punctual payment of the principal of this Note or any of the Notes, as and when the same shall become due; or

                      (iii) Any representation or warranty made by the Company or any officer of the Company in the placement agent agreement executed between the Company and the Placement Agent of even date (the "Placement Agent Agreement"), the Notes, or in any agreement, report, certificate or other document delivered to the Holder pursuant to or in connection with the Placement Agent Agreement or the Notes shall have been incorrect in any material respect when made; or

                      (iv) The Company shall fail to perform or observe any covenant contained in this Note or in the Registration Rights Agreement and such Default, if capable of being remedied, shall not have been remedied thirty (30) days after written notice thereof shall have been given by the Holder or the Placement Agent to the Company; or

                      (v) The Company or any subsidiary (A) shall institute any proceeding or voluntary case seeking to adjudicate it bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, custodian or other similar official for such the Company or any subsidiary or for any substantial part of its property, or shall consent to the commencement against it of such a proceeding or case, or shall file an answer in any such case or proceeding commenced against it consenting to or acquiescing in the commencement of such case or proceeding, or shall consent to or acquiesce in the appointment of such a receiver, trustee, custodian or similar official; (B) shall be generally not paying its debts as such debts become due, or shall admit in writing its inability to apply its debts generally; (C) shall make a general assignment


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for the benefit of creditors; or (D) shall take any action to authorize or effect any of the actions set forth above in this subsection 5 (vi); or

                      (vi) Any proceeding shall be instituted against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Company or for any substantial part of its property, and either such proceeding shall not have been dismissed or shall not have been stayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of any order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; or

                      (vii) One or more final judgments or orders for the payment of money in excess of $200,000 in the aggregate shall be rendered against the Company, and either (A) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (B) there shall be any period of thirty (30) days during which enforcement of any such judgment or order shall not be discharged, stayed or fully satisfied; or

                      (viii) Any indebtedness for money borrowed by the Company in an outstanding principal amount of $200,000 is not paid at final maturity or upon acceleration thereof and such default in payment or acceleration is not cured or rescinded within 30 days after written notice.

                      (ix) The failure of the Company to file by February 28, 1998, a registration statement with the Securities and Exchange Commission covering the resale of Common Stock issuable upon conversion of this Note.

               (b) If an Event of Default described above has occurred, then the Holder may, upon notice to the Company, declare the principal amount of this Note at the time outstanding, together with accrued unpaid interest thereon, and all other amounts payable under this Note to be forthwith due and payable, whereupon such principal, interest and all such amounts shall become and be forthwith due and payable.

               (c) The Company covenants that in case the principal of, and accrued interest on, the Note becomes due and payable by declaration or otherwise, then the Company will pay in cash to the Holder of this Note, the whole amount that then shall have become due and payable on this Note for principal or interest, as the case may be, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable fees and disbursements of the Holder's legal counsel. In case the Company shall fail forthwith to pay such amount, the Holder may commence an action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment


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or final decree against Company or other obligor upon this Note, wherever situated, the monies adjudicated or decreed to be payable.

               (d) In case any one or more of the Events of Default specified above shall happen and be continuing, the Holder may proceed to protect and enforce his or her right by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such Holder may possess.

               6.     SUBORDINATION

                      The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's "Senior Indebtedness" (as hereafter defined).

               (a) SENIOR INDEBTEDNESS. As used in this Note, the term "Senior Indebtedness" shall mean the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company to the extent that such claim for post-petition interest is allowed in such proceeding), on, and all fees and other amounts payable in connection with, the following, whether absolute or contingent, secured or unsecured, due or to become due, outstanding on the date hereof or thereafter created, incurred or assumed; (a) indebtedness of the Company evidenced by credit or loan agreement, note, bond, debenture or other written obligation in favor of a bank, finance company, insurance company or other institutional lender, and (b) renewals, extensions, modifications, replacements, restatements and refundings of, or any indebtedness or obligation issued in exchange for, any such indebtedness or obligation described in clause
(a) of this paragraph; provided, however, that Senior Indebtedness shall not include the Notes or any such indebtedness or obligation if the terms of such indebtedness or obligation (or the terms of the instrument under which, or pursuant to which it is issued) expressly provide that such indebtedness or obligation is not superior in right of payment to the Notes.

               (b) Insolvency Proceedings. If there shall occur any receivership, insolvency assignment for the benefit of creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Company, (i) the holder(s) of Senior Indebtedness shall be entitled to receive payment in full in cash of all Senior Indebtedness (including any interest thereon accruing at the contract rate after the commencement of any such proceedings, whether or not allowed as a claim in such proceedings) then outstanding before Holder shall be entitled to receive any payment or distribution, whether in cash, securities or other property, in


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respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, and (ii) any payment or distribution, whether in cash, securities or other property, (other than securities of Company or any other corporation provided for by a plan or reorganization or readjustment, the payment of which is subordinated, at least to the extent provided in this
Section 6, to the payment of all Senior Indebtedness at the tie outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for this Section 6) be payable or deliverable in respect of the amounts due under this Note shall be paid or delivered directly to the holder(s) of the Senior Indebtedness (ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held by each) or to a trustee or other representative for holder(s) of Senior Indebtedness.

               (c) Permitted Payments Default on Senior Indebtedness. Notwithstanding any provision to the contrary contained in this Note, so long as there shall not have occurred and be continuing an event of default which has been declared in writing, or is automatically effective in the case of bankruptcy or insolvency events, with respect to any Senior Indebtedness (as such event of default is defined therein or in the instrument under which it is outstanding), which event of default permits the holder to accelerate the maturity thereof (a "Senior Default"), Company shall be permitted to make, and Holder to accept and receive, regularly scheduled payments of principal and accrued interest under this Note. Notwithstanding anything to the contrary contained in this Section 6, if there shall occur a Senior Default which has been declared in writing with respect to any Senior Indebtedness and Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full in cash, no payment shall be made in respect of the principal or interest on or other amounts due with respect to this Note, unless within one hundred eighty (180) days after the declaration of such Senior Default, the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to Holder pursuant to the terms of this Section 7(b) during any 365 day period.

               (d) Acceleration; Enforcement Rights. Holder, prior to the payment in full of the Senior Indebtedness and while a Senior Default exists, shall have no rights to accelerate the maturity of the amounts due under this Note or otherwise demand payment thereof, enforce any claim with respect to the amounts due under this Note, institute or attempt to institute any bankruptcy or insolvency proceedings against Company or otherwise to take any action against Company or Company's property without the prior written consent of each holder of Senior Indebtedness.

               (e) Turnover of Payments. Except for payments permitted under
Section 6(c), should any payment or distribution whether in cash, securities or other property, be received by Holder upon or with respect to the amounts payable under this Note by any means, including, without limitation, setoff, prior to the payment in full in cash of the Senior Indebtedness, Holder shall receive and hold the same in trust, as trustee, for the benefit of the Holder(s) of the Senior Indebtedness, and shall forthwith deliver the same to the Holder(s) of the Senior Indebtedness (ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held by each) or to a trustee or other representative for holder(s) of Senior Indebtedness in precisely the form received for application of the Senior Indebtedness (whether or not it is then due).

               (f) Further Assurances. By acceptance of this Note, Holder agrees to execute and deliver customary forms of subordination agreement requested from time to time by holder(s) of Senior Indebtedness, and as a condition to Holder's rights hereunder, Company may require that Holder execute such forms of subordination agreement; provided that such forms shall not impose on Holder terms less favorable than those provided herein.

               (g) Other Indebtedness. No indebtedness which does not constitute Senior Indebtedness shall be senior in any respect to the indebtedness represented by this Note.

               (h) Subrogation. Subject to the payment in full in cash of all Senior Indebtedness and the termination of any commitments to lend under the agreements or instruments governing such Senior Indebtedness, Holder shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section 6) to receive payments and distributions of assets of Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Company and its creditors, other than the holder(s) of Senior Indebtedness and Holder, be deemed to be a payment by Company to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holder(s) of Senior Indebtedness to which Holder would be entitled except for the provisions of this Section 6 shall, as between Company and its creditors, other than the holder(s) of Senior Indebtedness and Holder, be deemed to be a payment by Company to or on account of the Senior Indebtedness.

               (i) No Impairment. Subject to the rights, if any, of the holder(s) of Senior Indebtedness under this Section 6 to receive cash, securities or other properties otherwise payable or deliverable to Holder and the other restrictions set forth in this Section 6, nothing contained in this
Section 6 shall impair, as between Company and Holder, the obligation of Company, subject to the terms and conditions hereof, to pay to Holder the principal hereof and interest hereon as and when the same become due and payable or shall prevent Holder, upon the occurrence of an Event of Default hereunder from exercising all rights, powers and remedies provided herein or by applicable law.

               (j) Continuing Subordination. The subordination effected by these provisions is a continuing subordination and may not be modified or terminated by Holder until payment in full in cash of the Senior Indebtedness. At any time and from time to time, without consent of or notice to Holder or any other holder of Notes, and without impairing or affecting the obligations of Holder hereunder; (i) the time for Company's performance of, or compliance with any agreement relating to Senior Indebtedness may be modified or extended or such performance may be waived; (ii) a holder of Senior Indebtedness may exercise or refrain from exercising any rights under any agreement relating to the Senior Indebtedness; (iii) any agreement relating to the Senior Indebtedness bay be revised, amended or otherwise modified for the purpose of adding or changing any provision thereof or changing in any manner the rights of Company, any holder of Senior Indebtedness or any guarantor thereunder; (iv) payment of Senior Indebtedness or any portion thereof may be accelerated or extended or refunded or any instruments evidencing the Senior Indebtedness may be renewed in whole or in part; (v) any Person liable in any manner for payment of the Senior Indebtedness may be released by a holder of Senior Indebtedness; (vi) a holder of Senior Indebtedness may make loans or otherwise extend credit to Company whether or not any default or event of default exists with respect to such Senior Indebtedness; and (vii) a holder of Senior Indebtedness may take an/or release any Lien at any time on any collateral now or hereafter securing the Senior Indebtedness and take or fail to take any action to perfect any Lien at any time granted therefor, and take or fail to take any action to enforce such Liens. Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Indebtedness, as the same may have been modified, extended, renewed or refunded. Holder has established adequate, independent means of obtaining from Company on a continuing basis financial and other information pertaining to Company's financial condition.

               (k) Holder's Waivers. Holder hereby expressly waives for the benefit of the holder(s) of Senior Indebtedness (i) all notices not specifically required pursuant to the terms of this Note whatsoever, including without limitation any notice of the incurrence of Senior Indebtedness; (ii) any claim which Holder may now or hereafter have against a holder of Senior Indebtedness arising out of any and all actions which a holder of Senior Indebtedness in good faith, takes or omits to take with respect to the Senior Indebtedness (including, without limitation, (A) actions with respect to the creation, perfection or continuation of Liens in or on any collateral security for the Senior Indebtedness, (B) actions with respect tot eh occurrence of an event of default under any Senior Indebtedness, (C) actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the collateral security for the Senior Indebtedness and (D) actions with respect to the collection of any claim for all or any part of the Senior Indebtedness or the valuation, use, protection or release of any collateral security for the Senior Indebtedness); and (iii) any right to require holders of Senior Indebtedness to exhaust any collateral or marshall any assets.

               (l) Reliance of Holder(s) of Senior Indebtedness. Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions acquiring and holding or continuing to hold, such Senior Indebtedness.

               6      MISCELLANEOUS

                      (a) This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

                      (b) The Company may consider and treat the entity in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment, and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owners shall take place upon presentation of this Note to the Company at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

                      (c) Payments of principal and interest shall be made as specified above to the registered owner of this Note. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

                      (d) The Holder shall not, by virtue, hereof, be entitled to any rights of a shareholder in the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

                      (e) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

                      (f) This Note shall be construed and enforced in accordance with the laws of the State of New York. The parties hereto consent to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement. If any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then and in that event, to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement or any other such instrument.

                      (g) The Company shall pay all reasonable costs and expenses incurred by Holder to enforce any of the provisions of this Agreement, including reasonable attorneys' fees and other expenses of collection of the Note.

                      (h) No recourse shall be had for the payment of the principal or interest of this Note against any incorporator or any past, present or future stockholder, officer, director, agent or attorney of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, otherwise, all such liability of the incorporators, stockholders, officers, directors, attorneys and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

                      (i) This Note may be amended by a writing signed by the Company and the Holder or by the Company and the holders of a majority of the outstanding principal amount of the Notes; provided that the principal amount, interest rate, terms of payment and the maturity of this Note may not be amended except with the written consent of Holder.



               IN WITNESS WHEREOF, COMPRESSENT CORPORATION has caused this Note to be signed in its name by its President.

                                       COMPRESSENT CORPORATION



                                       By:

                                          Abe Ostrovsky, Chief Executive Officer

                                 CONVERSION FORM



Compressent Corporation:

               The undersigned hereby irrevocably elects to exercise the right of conversion of the principal of an accrued interest on this Note, and to accept hereunder, shares of Common Stock, $.001 par value per share, of Compressent Corporation (the "Shares") provided for herein, and requests that certificates for the Shares be issued in the name of:

        (Please print name, address and social security number) and that the certificate representing the Shares be delivered to the address stated below.

Dated:____________________________ , 1997

Name of Noteholder or Assignee:_______________________
                                   (Please print)

Address:_____________________



Signature:___________________


                                                     Note:The above signature
                                    must correspond with the name as it appears upon the front page of this Warrant in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.